UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2022

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note
On July 12, 2022, Bioventus Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the completion of its acquisition of CartiHeal (2009) Ltd. (the “CartiHeal Acquisition”). This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Original Report to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report in reliance on the instructions to such items. Except for filing the financial statements and pro forma financial information, the Original Report otherwise remains unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of CartiHeal (2009) Ltd. (“CartiHeal”) as of and for the years ended December 31, 2021 and 2020, and the notes related thereto are filed as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended July 2, 2022 and for the year ended December 31, 2021 and the notes related thereto, in each case giving effect to the CartiHeal Acquisition and other transactions, are filed as Exhibit 99.2 and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited
99.1	CartiHeal (2009) Ltd. audited consolidated financial statements as of and for the year ended December 31, 2021 and 2020 and the notes related thereto.
99.2
Unaudited pro forma condensed combined financial information of the Company (giving effect to the CartiHeal Acquisition and other transactions) as of and for the six months ended July 2, 2022 and for the year ended December 31, 2021 and the notes related thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: September 27, 2022	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel